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                                                                   Exhibit 10.58

                             SUBORDINATION AGREEMENT

         This subordination Agreement (this "Agreement") is entered into as of February 12, 2003, by and among FIRST UNION NATIONAL BANK ("LENDER") and CAPCO FINANCIAL COMPANY, A DIVISION OF CUPERTINO NATIONAL BANK ("CAPCO").

         WHEREAS, LENDER has or may hereafter have a security interest in the present and future accounts, contract rights and other forms of obligation for the payment of money arising out of the sale of goods or rendition of services, arising after February 12, 2003 and proceeds thereof ("Accounts") of PACIFIC COAST TECHNOLOGIES, INC. ("CLIENT") as collateral security for obligations of CLIENT to LENDER, now existing or hereafter arising;

         WHEREAS, LENDER has or may hereafter have a security interest in the present and future inventory, raw materials, work-in-process, finished goods and proceeds thereof ("Inventory") of PACIFIC COAST TECHNOLOGIES, INC. ("CLIENT") as collateral security for obligations of CLIENT to LENDER, now existing or hereafter arising;

         WHEREAS, CAPCO also has or may hereafter have a security interest in the Accounts and Inventory as collateral security for all obligations of CLIENT to CAPCO, now existing or hereafter arising; and

         WHEREAS, in connection with, and in consideration of CAPCO's financing of CLIENT, LENDER desires to subordinate its interest in the Accounts and Inventory to CAPCO's interest, and CAPCO requires a first position security interest in the Accounts and Inventory, it is hereby agreed as follows:

         1. All security interests which LENDER may now or hereafter have in the Accounts and Inventory shall at all times be subordinate and junior in right of priority to any security interest in the Accounts and Inventory that CAPCO may at any time have.

         2. LENDER hereby agrees that until the obligations of CLIENT to CAPCO shall have become due and payable (whether pursuant to their terms or as a result of the occurrence of an event of default, or otherwise) and CAPCO shall have commenced liquidation of the Accounts and Inventory, LENDER shall not directly or indirectly seek to foreclose or realize upon the Accounts and Inventory or LENDER's junior security interest therein.

         3. LENDER hereby consents to CAPCO's financing of CLIENT from time to time upon such terms and for such amounts (whether less than or greater than the face amount or actual value of the Accounts and Inventory) as may be agreed to between CLIENT and CAPCO PROVIDED THAT THE TOTAL SUM MADE AVAILABLE TO CLIENT WILL NOT EXCEED THREE MILLION DOLLARS, ($3,000,000.00), UNLESS APPROVED BY LENDER IN WRITING. Such terms and loans may be amended, modified, extended or terminated from time to time, all without notice to or further consent by LENDER, WITH THE EXCEPTION OF THE PRECEDING SENTENCE. LENDER also consents to the liquidation of the Accounts and Inventory, and any other security CAPCO may hold for CLIENT's obligations to CAPCO, in such order and manner as CAPCO may elect from time to time without notice to Lender. LENDER hereby waives any rights (if any) that LENDER may have to require a marshalling of CLIENT's assets upon liquidation of the Accounts and Inventory. LENDER hereby waives all other notices of any kind to which LENDER may be entitled at any time in connection with CAPCO's financing arrangements with CLIENT or the transactions contemplated by this Agreement. IN THE EVENT OF DEFAULT OF CLIENT, CAPCO WILL NOTIFY LENDER VIA CERTIFIED MAIL SIMULTANEOUS WITH ANY NOTICE OF DEFAULT TO CLIENT.

         4. This Agreement shall be effective regardless of the time or order of attachment or manner of perfection of LENDER's and CAPCO's respective security interests in the Accounts and Inventory. This Agreement shall be binding upon LENDER's heirs, representatives, successors and assigns and shall inure to the benefit of CAPCO's successors and assigns. This agreement shall be governed in accordance with the laws of the State of Washington.

Form Date 6/97                  page 1                           Initial________
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         5. This agreement may not be terminated so long as any of CLIENT's obligations to CAPCO, or any agreements under which CAPCO may, or may be obligated to, extend credit to CLIENT, remain outstanding. No modification or amendment hereof shall be binding unless in writing and signed by the parties hereto.

         6. Execution of this document may contain multiple signature pages; each shall be considered, when combined, as one signed and executed document.

         IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date first written above.

CAPCO FINANCIAL COMPANY, A DIVISION OF CUPERTINO NATIONAL BANK

By:__________________________________

Its: __________________________________


FIRST UNION NATIONAL BANK

By:_________________________________

Its: _________________________________

PACIFIC COAST TECHNOLOGIES, INC.

By:_________________________________

Its: _________________________________

Date: _______________________________

Form Date 6/97                  page 2                           Initial________